UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2005

                                  Wincroft, Inc
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                               -------------------
                 (State or other jurisdiction of incorporation)


        0-12122                                               84-0601802
------------------------                                 -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

18170 Hillcrest,Suite 100,Dallas,Texas                          75252
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (972) 612 1400


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Public Accountant

Previous Independent Accountants

      On  May  13,  2005,   Registrant   dismissed  Larry  O'Donnell  CPA,  P.C.
("O'Donnell") as its principal accountant. Such action had been previously approved by the Registrant's Board of Directors. O'Donnell's reports on the financial statements of the Company for the two most recent fiscal years ended March 31,2004 and March 31,2003 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles. O'Donnell had been appointed as auditor of the corporation on May 12,1998. From the time of O'Donnell's appointment as the Company's auditor through the date of this report, there have been no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of O'Donnell, would have caused O'Donnell to make reference to the subject matter of the disagreements in connection with its report. During the two most recent fiscal years and through the date of this report there have been no reportable events.

New Independent Accountants

      On May 13, 2005, the Registrant retained Comiskey & Company as the Company's independent accountants to conduct an audit of the Registrant's financial statements for the fiscal year ended March 31, 2005. This action was previously approved by the Registrant's Board of Directors.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            16.1 Letter from Larry O'Donnell CPA, P.C. re: resignation as certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WINCROFT,INC
                              ---------------------
                                  (Registrant)

Date:  June 1, 2005

                               /s/ Daniel Wettreich
                              ----------------------
                              Daniel Wettreich, CFO